Click to edit Master title style Corporate Presentation September 2015 Exhibit 99.1

Click to edit Master title style 2 Forward Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Click to edit Master title style Investment Highlights ▪ Specialty pharma company focused on innovative products for men’s and women’s health ▪ LPCN 1021: Oral testosterone replacement therapy product candidate • Submitted NDA on August 27, 2015 • T argeting ~ $2.0 Billion TRT market ▪ LPCN 1111: Next generation oral TRT product candidate • Maintains effective T blood levels when dosed once daily ▪ LPCN 1107: First orphan designated oral alternative for the prevention of preterm birth • Avoids painful injections of the only FDA approved IM product ▪ Strong Balance Sheet • Approximately $50M in cash and no debt • Sufficient to last through LPCN 1021 PDUFA date and beyond 3

Click to edit Master title style Lip’ral Enables Optimal Dispersion in the Gastrointestinal Tract Improved absorption Effective transfer across aqueous barrier layer Optimal dispersed phase in GI tract Insoluble drug lipidic composition 4

Click to edit Master title style 5 LPCN: Focused on Innovative Products for Men’s and Women’s Health “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 UNDER REVIEW MEN'S HEALTH LPCN 1021 ( Oral Testosterone Replacement Therapy ) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of Preterm Birth)

Click to edit Master title style ▪ US market ~ $2 B in 2014 1 ▪ US market ~ 6.5M TRx in 2014 2 • Topicals dominate the market (~86% 2 of $ sales in 2014) ▪ US market estimated ~ 6.0M TRx in 2015 ▪ Oral T expected to expand market ▪ International TRT markets growing 6 TRT: Significant Market Opportunity 1 Endo Pharmaceuticals 2014 Annual Report 2 IMS Data

Click to edit Master title style TRT Monthly TRx Trend 7 ▪ To date, minimal TRx impact of FDA TRT label change ▪ 2015 – monthly TRx stable around 500,000/month FDA Label Guidance

Click to edit Master title style ▪ Native testosterone has poor oral bioavailability with a very short half life ~30 min • Multiple daily doses would be required to obtain effective levels ▪ Methyl testosterone • Liver toxicity • Unsafe for chronic use TRT: Challenges of Oral T Product 8

Click to edit Master title style ▪ Investigational oral product candidate based on unique technology primarily directed at lymphatic delivery of Testosterone Undecanoate (TU), an ester of testosterone ▪ Maintains T blood levels in eugonadal range when dosed twice daily • 88.2% of subjects (efficacy population) in SOAR trial had C avg T levels restored to normal levels ▪ No cardiac, hepatic, gastrointestinal or drug related SAEs reported upon 52 week exposure • No reports of stroke, myocardial infarction or deep vein thrombosis ▪ 85% of subjects (efficacy population) in SOAR trial required one or fewer dose adjustments ▪ T levels not sensitive to meal fat variations ▪ Consistent intra - day and inter - day performance ▪ No observed liver toxicity 9 LPCN 1021 Product Overview: Profile

Click to edit Master title style ▪ Filed NDA with the FDA on August 27, 2015 ▪ Met FDA primary efficacy endpoint targets in all data sets in pivotal Phase 3 clinical study ▪ Completed the 52 week safety extension arm • Well tolerated • No cardiac, hepatic, gastrointestinal or drug related SAEs • Overall AE profile comparable to Androgel 1.62% ▪ Successful food effect study completed • Consistent and predictable T levels not sensitive to meal fat levels ▪ Successfully completed Pre - NDA meeting • No additional studies required for filing LPCN 1021 – Current Status 10

Click to edit Master title style 11 Issues with Current TRT Therapies  Transfer potential to children, partner and pets  No freedom to use around pregnant loved ones  Skin irritation potential  Pulmonary embolism potential  Scarring/injection site reactions  Risk of infection  Not flexible for dose reversals Topicals Invasives

Click to edit Master title style 12 Adherence after 12 Months on Existing Non - Oral TRT Therapies 1 FDA Advisory Committee Meeting September 17, 2014

Click to edit Master title style 13 LPCN 1021: Compliance Survey ▪ Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? 94% 0% 6% Yes No Not Sure 1 Lipocine Survey 2014

Click to edit Master title style Meaningful Oral T US Sales Potential - A cross a wide range of price and market share assumptions 14 Market Share Sales Potential ( in M) Assumptions: • $400/Rx current TRT Branded pricing; • 6 Million Annual US TRT TRx (excludes ex - US, expansion due to improved Rx retention rates due to oral introduction and physician “buy and bill” sales)

Click to edit Master title style 15 LPCN 1021: Phase 3 Primary Efficacy Results Measure FDA Targets Efficacy Population* 1 Full Analysis Set #1 Number of subjects 151 193 % subjects with C avg w ithin normal range ≥75% 87.4% 87.0% 95 % CI lower bound ≥ 65% 81.7% 82.0% x LPCN 1021 met both of the primary endpoint targets Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 446 (38%) 478 (41%) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF

Click to edit Master title style 16 LPCN 1021: Phase 3 Secondary Endpoint Results Measure FDA Targets Efficacy Population* 1 Number of subjects 151 C max < 1500 ng / dL ≥85% 82.8% 1800 ≤ C max ≤ 2500 ng / dL ≤ 5% 4.6% C max > 2500 ng / dL None 2.0% x Excessive T repletion outliers ( C max > 2500 ng / dL ) were observed in three subjects x None of these subjects reported any adverse events through week 13 (efficacy measurement point) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations 1 Missing data imputed by LOCF

Click to edit Master title style 17 LPCN 1021: 52 Week Safety Results ▪ LPCN 1021 was well tolerated during 52 weeks of dosing ▪ No reported cardiac, hepatic, gastrointestinal or drug related serious adverse events (SAEs) ▪ Overall adverse event (AE) profile for LPCN 1021 was comparable to the active control, Androgel ® 1.62% ▪ None of the cardiac AEs occurred in greater than 1% of the subjects in the Torandro arm and none were classified as severe ▪ All observed adverse drug reactions (ADRs) were classified as mild or moderate in severity and no serious ADRs occurred during the 52 - week treatment period

Click to edit Master title style 18 41 48 11 2 37 61 0 10 20 30 40 50 60 70 No dose change 1 dose change 2 dose changes % of Subjects LPCN 1021 Active Control  89% of LPCN 1021 subjects and 39% of active control subjects (Androgel ® 1.62%) required ≤1 dose adjustment  98% of active control subjects required a dose change Dataset: Efficacy population (n=152) for LCPN 1021 LPCN 1021: Dose Adjustments in SOAR Trial 18

Click to edit Master title style 19 LPCN 1021: T L evels N ot S ensitive to Meal F at V ariations 0 500 1000 1500 2000 2500 0 4 8 12 16 20 24 Mean (+SD) Serum T Concentration (ng/dL) Time (hr) Low Fat Standard Fat High Fat 1 Low Fat = 15% total calories derived from fat content in the meal; Standard Fat = 30% total calories derived from fat content in the meal consistent with Phase 3 recommended meal; High Fat = 50% total calories derived from fat content in the meal. x Consistent and predictable therapeutic levels of testosterone when administered with a meal x No significant sensitivity to meal fat content Mean SD Total Testosterone Concentration Under Fed Conditions

Click to edit Master title style LPCN 1021: Attributes of Special Interest Attributes LPCN 1021 Efficacy Robust to Sensitivity Analysis Consistent Inter - day / Intra - day Performance Yes Meal Fat E ffect T levels not sensitive to fat content Safety No cardiac, hepatic, gastrointestinal or drug related SAEs DHT Levels Comparable to active control Blood Pressure No change from baseline Dose Mean maintenance dose comparable to starting dose 20

Click to edit Master title style ▪ Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology ▪ Once daily is expected to improve and sustain market share of oral T franchise ▪ Once daily feasibility established • Positive Phase 2a study results in hypogonadal men x Single daily oral dose provides T levels in the eugonadal range x No subject exceeded peak T levels of 1500 ng/ dL ▪ Initiating Phase 2b PK dose finding study in 4Q 2015 21 LPCN 1111 (Next Generation Oral TRT Product Candidate) – Once Daily

Click to edit Master title style LPCN 1111 Phase 2a Study - Responder Analysis At Day 28 x Once daily dosing feasibility established 22 Measure 550mg QD 770mg QD Typical FDA targets for approval of TRT C avg w ithin normal range 67% 88% ≥ 75% C max < 1500 ng / dL 100% 100% ≥ 85% 1800 ≤ C max ≤ 2500 ng / dL 0% 0% ≤ 5% C max > 2500 ng / dL 0% 0% 0%

Click to edit Master title style ▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 23 Preterm Birth (PTB) Represents a Significant Unmet Medical Need 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 One preterm infant per minute in the U.S. 1

Click to edit Master title style ▪ The only FDA approved product for the prevention of PTB is an injectable hydroxyprogesterone caproate (HPC) ▪ Issues with the injectable HPC: • Weekly injection in doctor’s office or home • Injection site pain (35%), swelling (17%) • LPCN 1107: An oral HPC alternative • Non - invasive x No injection site reactions x No potential for pulmonary embolism • Self - administered • Life - style friendly x Reduced travel burden LPCN 1107 (First Oral PTB Product Candidate): Addresses Unmet Need 24

Click to edit Master title style 25 LPCN 1107: Clinical Development Overview ▪ Potential to be the first oral standard - of care therapy • Elimination of 18 - 22 injections ▪ Orphan drug designation • A major contribution to patient care ▪ Oral feasibility established • Successful Phase 1 studies in healthy non - pregnant women and pregnant women ▪ Agreed upon development path • Successfully completed a Type C meeting with the FDA • Expect to initiate a PK dose finding study in Q4 2015

Click to edit Master title style LPCN 1107: Phase 1 Study Results 26 # AUCss calculated for post steady state 1 week duration Study population (N) AUC SS ( ng.h /ml) # Relative bioavailability [400 mg BID oral / IM ] Relative bioavailability [800 mg BID oral / IM] LPCN 1107/ 400 mg BID Oral LPCN 1107/ 800 mg BID Oral Intramuscular Injection / 250 mg weekly Pregnant women (8) 1074 4058 1817 59% 223 % Non - pregnant women (10) 1348 N/A 2468 55 % N/A x Relative bioavailabilities similar between pregnant and non - pregnant women x Projected dose between 400 and 800 mg BID is expected to be comparable to marketed 250 mg weekly IM product ▪ Bioavailability in pregnant (study LPCN 1107 - 14 - 003) and non - pregnant women (study LPCN 1107 - 14 - 001)

Click to edit Master title style 27 Compelling Value Proposition: Several Near Term Value Drivers Event Expected Timing LPCN 1021: NDA Acceptance Nov 2015 LPCN 1111: Initiate Phase 2b Study 4Q15 LPCN 1107: Initiate PK Dose Finding Study 4Q15 LPCN 1107: End of Phase 2 Meeting 2Q16 LPCN 1111: End of Phase 2 Meeting 2Q16 LPCN 1021: Expected FDA PDUFA Date June 2016

Click to edit Master title style 28 Lipocine is a Compelling Value Proposition Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Closing Stock Price (8/31/15) $13.84/share Market Capitalization (8/31/15) $252.5 million Fully Diluted Shares Outstanding (8/31/15) 19,716,586 Cash Balance (6/30/15) $53.4 million Debt None

Click to edit Master title style Management Directors Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer ▪ 20+ years of technology and product development experience in the area of drug discovery support, drug delivery and product line extensions ▪ Prior Affiliations: Pharmacia and Upjohn Morgan Brown, MBA, CPA Executive Vice President and Chief Financial Officer ▪ 20+ years of financing and accounting experience; 15+ years in the healthcare industry ▪ Prior Affiliations: NPS Pharmaceuticals, Innovus Pharmaceuticals, World Heart Corporation, Lifetree Clinical Research, KPMG Jyrki Mattila, MD, Ph.D , MBA Chief Business Officer ▪ 25+ years of business development , commercial and general management experience in pharmaceuticals ▪ Prior Affiliations: Auxillium Pharmaceuticals, Orion Pharma , iCeutica Operations, LZ Therapeutics Robert Merrell, MM, CPA Vice President of Finance ▪ 20+ years of financial experience in pharmaceuticals ▪ Prior Affiliations: Myriad Genetics Laboratories, NPS Pharmaceuticals, KPMG Anthony DelConte , M.D. Chief Medical Director ▪ 25+ years of experience in the healthcare industry ▪ Prior Affiliations: Auxilium Pharmaceuticals, Wyeth / Pfizer, Novartis Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer of Lipocine Stephen Hill, B.M.B.CH., .M.A., .F.R.C.S. Lead Independent Director, Chairman of Compensation Committee and Member of Audit Committee ▪ Current Position: Director, President and CEO of Targacept ▪ Prior Affiliations: Solvay Pharmaceuticals, ArQule , F. Hoffmann - La Roche Jeffery Fink, MBA Chairman of Audit Committee ▪ Current Position: Managing Director of Gambel Oaks Advisors ▪ Prior Affiliations: Robert W. Baird, Dresdner Kleinwort Wasserstein, Prudential Vector Healthcare John Higuchi, MBA ▪ Current Position: President and CEO of Aciont ▪ Prior Affiliations: Lipocine , American Chemical Society R. Dana Ono, Ph.D Member of Compensation Committee and Audit Committee ▪ Current Position: Venture Partner at VIMAC Ventures ▪ Prior Affiliations: IntraImmune Therapies, several early stage biotech companies Experienced Management and Directors 29

Click to edit Master title style Investment Highlights ▪ Specialty pharma company focused on innovative products for men’s and women’s health ▪ LPCN 1021: Oral testosterone replacement therapy product candidate • Submitted NDA on August 27, 2015 • T argeting ~ $2.0 Billion TRT market ▪ LPCN 1111: Next generation oral TRT product candidate • Maintains effective T blood levels when dosed once daily ▪ LPCN 1107: First orphan designated oral alternative for the prevention of preterm birth • Avoids painful injections of the only FDA approved IM product ▪ Strong Balance Sheet • Approximately $50M in cash and no debt • Sufficient to last through LPCN 1021 PDUFA date and beyond 30